UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2025

T Series Middle Market Loan Fund LLC

(Exact name of registrant as specified in its charter)

Delaware	814-01453	27-0279273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1585 Broadway New York, NY	10036
(Address of principal executive offices)	(Zip Code)

1 (212) 761-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

On June 9, 2025, T Series Financing SPV LLC (“T Series SPV LLC”), a wholly owned subsidiary of T Series Middle Market Loan Fund LLC (the “Company”), the Company and Barclays Bank PLC (“Barclays”), among others, entered into an amendment and restatement (the “Third Amended Credit and Security Agreement”) of that certain Second Amended and Restated Credit and Security Agreement, initially dated as of December 5, 2023, with T Series SPV LLC, as the borrower, the lenders party thereto (the “Lenders”), Barclays, as the administrative agent for the Lenders, the Company, as the servicer and retention provider, and State Street Bank & Trust Company, as collateral administrator, collateral agent and securities intermediary (as amended, the “Barclays Funding Facility”). Pursuant to the Third Amended Credit and Security Agreement (among other changes), (i) the final maturity date of the Barclays Funding Facility was extended to June 9, 2035 or, after June 9, 2030, an earlier date selected by Barclays as administrative agent in its sole discretion so long as, on such earlier date, the T Series SPV LLC has sufficient cash to repay all outstanding advances, accrued interest and accrued fees payable to the Lenders as of such date; (ii) the reinvestment period of the Barclays Funding Facility was extended to June 9, 2028; and (iii) the spread over SOFR with respect to loans under the Barclays Funding Facility was amended to reflect a spread of 1.90% per annum. The other material terms of the Barclays Funding Facility remain unchanged.

The description above is only a summary of the material provisions of the Third Amended Credit and Security Agreement and is qualified in its entirety by reference to the copy of the Third Amended Credit and Security Agreement, which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

Exhibits

10.1*	Third Amended and Restated Credit and Security Agreement, dated as of June 9, 2025, among T Series Financing SPV, L.L.C., the Lenders Party thereto, State Street Bank and Trust Company, as Collateral Administrator, Collateral Agent Securities Intermediary, Barclays Bank Plc., as Administrative Agent, and T Series Middle Market Loan Fund LLC, as Servicer.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2025	T Series Middle Market Loan Fund LLC

	By:	/s/ David Pessah
David Pessah
Chief Financial Officer